EXHIBIT 10.2

SECURITY AGREEMENT

SECURITY AGREEMENT made as of this 12th day of December, 2012 by Blue Earth, Inc., a Nevada corporation, having an address at 2298 Horizon Ridge Parkway, Suite 205, Henderson, NV 89025 (the “Borrower”), in favor of Laird & Cagan (the “Lender”) having an address at 20400 Stevens Creek Boulevard, Suite 700, Cupertino, CA 95014, under various promissory notes set forth on Schedule A attached hereto (the “Loan Agreements”).

WHEREAS, the Borrower and the Lender entered into the Loan Agreements and made loans to the Borrower in the aggregate principal amount of $1,605,000 as set forth on Schedule A, all upon the terms and subject to the conditions set forth therein; and

WHEREAS, it is a condition precedent to the Lender entering into additional loans as of the date hereof and making further extensions of credit thereunder that Borrower execute and deliver this Agreement and grant the security interests herein provided.

NOW, THEREFORE, in order to induce the Lender to enter into the Loan Agreement and to make or extend to the Borrower one or more additional loans, advances or other extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein, and in consideration thereof, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower agrees as follows:

Section 1.  Definitions.  All capitalized terms used herein or in any certificate, report or other document delivered pursuant hereto shall have the meanings assigned to them below or in the Loan Agreements (unless otherwise defined).  Except as otherwise defined, terms defined in the Uniform Commercial Code shall have the meanings set forth therein.

Collateral.  All rights to cash flow, payment, tax grants, contract rights, accounts, proceeds, profits and accounts receivables, in whatever form owing to Borrower, or any controlled subsidiary of Borrower, from any person, firm, corporation or other legal entity whether now existing or hereafter arising or acquired, with respect to five photovoltaic installations located in Southern California and further defined in that certain Solar PV Joint Development Agreement dated August 14, 2012, by and between the Borrower and Sunvalley Solar, Inc., a Nevada corporation (the “Projects), including, but not limited to, all rights for payments made from the U.S. Treasury Department of the 1603 Grant(s), all now existing or hereafter acquired machinery, equipment, furniture and fixtures, including spare parts, replacements, substitutions, additions or accessions thereto, owned by Borrower, or any controlled subsidiary of Borrower, and utilized for the Project, as well as for the Orange Center School Project

Encumbrance.  Any mortgage, pledge, security interest, lien or other charge or encumbrance of any kind or nature (including, without limitation, the lien or retained security title of a conditional vendor) upon or with respect to the Collateral.

Proceeds.  All proceeds of and all other profits, rentals and receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral, including, without limitation, all claims of the Borrower against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

Security Interests.  The security interests and liens granted pursuant to Section 2 hereof, as well as all other security interests created or assigned as additional security for the Obligations pursuant to this Agreement.

Uniform Commercial Code. The Uniform Commercial Code as in effect in the State of California.

Section 2.  Grant.  To secure the full and punctual payment and performance of the Obligations, the Borrower hereby assigns and pledges to the Lender all of its respective rights, title and interest in, and grants to and creates in favor of the Lender a continuing security interest in and lien on all of the Collateral.  The Security Interests are granted as security only and shall not subject the Lender to, or transfer to the Lender or in any way affect or modify, any obligation or liability of the Borrower with respect to any of the Collateral or any transaction in connection therewith.

Section 3.  Representations, Warranties and Covenants.  The Borrower does hereby make the following representations and warranties, and agree to the following covenants, each of which representations, warranties and covenants shall be continuing and in force so long as this Agreement is in effect:

3.1

Name; Location; Changes.

(a)

The name of the Borrower set forth in the introductory paragraph of this Agreement is the true and correct legal name of the Borrower.

(b)

The address of the Borrower set forth on Schedule 3.1(b) is the Borrower’s chief executive office and the place where his business records are kept.  All tangible Collateral of the Borrower other than Securities is located at such chief executive office or at such other address set forth on Schedule 3.1(b).

(c)

The Borrower will not change his name, identity or chief executive office or place where his business records are kept, or move any tangible Collateral to another location, unless the Borrower shall have given the Lender at least 30 days’ prior written notice thereof and the Borrower shall have delivered to the Lender such new Uniform Commercial Code financing statements or other documentation as may be necessary or required by the Lender to ensure the continued perfection and priority of the Security Interest.

3.2

Ownership of Collateral; Absence of Liens and Restrictions. The Borrower is, and in the case of property acquired after the date hereof, will be, the sole legal and equitable owner of the Collateral of the Borrower, holding good and marketable title to the same free and clear of all Encumbrances except for the Security Interests and Permitted Encumbrances (as defined in the Loan Agreement), and has good right and legal authority to assign, deliver, and create a security interest in such Collateral in the manner herein contemplated.  The Collateral is genuine and is what it is purported to be.  The Collateral is not subject to any restriction that would prohibit or restrict the assignment, delivery or creation of the security interests contemplated hereunder.  The Borrower has exclusive possession and control of the Collateral.

3.3

Priority Security Interests.  This Agreement creates a valid and continuing lien on, and security interest in, all the Collateral, and  pursuant to the terms of the Loan Agreement.  The Borrower represents and warrants that a UCC Financing Statement for the perfection of the Lender’s Security Interest was filed with the Secretary of the State of Nevada on November 2, 2012.  The existing UCC Financing Statement will be revised to include the Orange Center School Project.  The Security Interest constitutes and hereafter will constitute a perfected security interest therein (including without limitation, a perfected security interest in and to all the rights priorities and benefits afforded by the Federal Assignment of Claims Act), superior and prior to all other Encumbrances, and is enforceable as such against creditors of the Borrower, any owner of the real property where any of the Collateral is located, any purchaser of such real property and any present or future creditor obtaining a lien on such real property.

3.4

No Conflicts.  Neither the Borrower, nor any of its predecessors, has performed any acts or is bound by any agreements which might prevent the Lender from enforcing the Security Interests or any of the terms of this Agreement or which would limit the Lender in any such enforcement.  Except as specifically described on Schedule 3.4, attached hereto, no financing statement under the Uniform Commercial Code of any state or other instrument evidencing a lien that names the Borrower as debtor is on file in any jurisdiction and the Borrower has not signed any such document or any agreement authorizing the filing of any such financing statement or instrument.

3.5

Sales and Further Encumbrances.  The Borrower will not sell, grant, assign or transfer any interest in, or permit to exist any Encumbrance on, any of the Collateral of the Borrower, except the Security Interests and as permitted by the Loan Agreement.

3.6

Fixture Conflicts; Required Waivers.  The Borrower intends, to the extent not inconsistent with applicable law, that the Collateral of the Borrower shall remain personal property of the Borrower and shall not be deemed to be a fixture irrespective of the manner of its attachment to any real estate.  The Borrower further covenants and agrees that it will not affix any Collateral to any real property in such a way as to convert it from personal property to a fixture.  The Borrower will deliver to the Lender such disclaimers, waivers, or other documents as the Lender may request to confirm the foregoing, executed by each person having an interest in such real estate.

3.7

Borrower's Duty of Care.  Borrower shall exercise reasonable care with respect to the Collateral in Borrower's custody. Borrower shall be deemed to have exercised reasonable care if (i) such property is accorded treatment substantially equal to that which Borrower accords its own property or (ii) Borrower takes such action with respect to the Collateral as the Lender shall reasonably request in writing. Borrower will not be deemed to have, and nothing in this Section 3.7 may be construed to deem that Borrower has, failed to exercise reasonable care in the custody or preservation of Collateral in its possession merely because either (i) Borrower failed to comply with any request of the Lender or (ii) Borrower failed to take steps to preserve rights against any persons in such property. The Lender agrees that Borrower has no obligation to take steps to preserve rights against any prior parties.

3.8

Claims Against Collateral. Borrower shall maintain the Collateral, as the same is constituted from time to time, free and clear of all liens, and the Borrower will defend or cause to be defended the Collateral against all of the claims and demands of all persons whomsoever. Borrower shall not sell, assign, lease, transfer, abandon or otherwise dispose of any of the Collateral except for sales in the ordinary course of business.

3.9

Inspection; Verification of Accounts.  The Borrower shall keep complete and accurate books and records relating to the Collateral, and upon request of the Lender shall stamp or otherwise mark such books and records in such manner as the Lender may reasonably request in order to reflect the Security Interests.  The Borrower will allow the Lender or its designees to examine, inspect and make extracts from or copies of the Borrower’s books and records, inspect the Collateral and arrange for verification of Accounts constituting Collateral directly with any account debtors or by other methods, under reasonable procedures established by the Lender after consultation with the Borrower.

3.10

Insurance. The Borrower will keep the Collateral of the Borrower insured at all times by insurance in such form and amounts as may be reasonably satisfactory to the Lender, and in any event (without specific request by the Lender) will insure such Collateral against physical hazard on an “all risks” basis, including fire, theft, and, in the case of motor vehicles, collision.  Such insurance shall be with insurance companies reasonably satisfactory to the Lender and shall be payable to the Lender as an additional insured and the Borrower, as their respective interests may appear.  Such insurance shall provide for not less than 30 days’ prior notice of cancellation, change in form or non-renewal to the Lender, and shall insure the interest of the Lender regardless of any breach or violation by the Borrower or any other person of the warranties, declarations or covenants contained in such policies.  The Borrower shall insure the Collateral in amounts sufficient to prevent the application of any co-insurance provisions.  The Borrower shall evidence its compliance with the foregoing by delivering a certificate with respect to each policy concurrently with the execution hereof, annually thereafter, and from time to time upon the request of the Lender.

3.11

  Maintenance and Use; Payment of Taxes. The Borrower will preserve, protect and keep the Collateral of the Borrower in good order and repair, will not use the same in violation of law or any policy of insurance thereon, and will pay promptly when due all taxes and assessments on such Collateral or on its use or operation, except as otherwise permitted by the Credit Agreement.

3.12

Control.  The Borrower covenants and agrees to cooperate with the Lender in obtaining control over any Collateral that may be required by the Lender to perfect its security interest in any Collateral covered under this Agreement or to establish the Lender’s priority in any Collateral covered under this Agreement.

3.13

Further Assurances.  Upon the reasonable request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly execute and deliver such further instruments and documents and take such further actions as the Lender may deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing of any financing statement or notice under the Uniform Commercial Code or other applicable law, execution of assignments or mortgages of General Intangibles, delivery of appropriate stock or bond powers, and transfer of Collateral (other than Inventory, Accounts and Equipment) to the Lender’s possession.  The Borrower authorizes the Lender to file any such financing statement without the signature of the Borrower to the extent permitted by applicable law, and to file a copy of this Agreement in lieu of a financing statement.  If any amount payable under or in connection with any of the Collateral of the Borrower shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately delivered to the Lender, duly endorsed in a manner satisfactory to it.  If any Accounts of the Borrower arise from contracts with the United States of America or any department, agency or instrumentality thereof, the Borrower will immediately notify the Lender thereof and execute any assignments and take any steps reasonably requested by the Lender in order that all monies due and to become due thereunder shall be assigned and paid to the Lender under the Assignment of Claims Act of 1940.  If any Collateral is at any time in the possession or control of any warehouseman, bailee or the Borrower’s agents or processors, the Borrower shall, upon request of the Lender, notify such warehouseman, bailee, agent or processor of the Security Interests and to hold all such Collateral for the Lender’s account subject to the Lender’s instructions.

Section 4.  Notices and Reports Pertaining to Collateral.  The Borrower will, with respect to the Collateral:

(a)

promptly furnish to the Lender, from time to time upon request, reports in form and detail satisfactory to the Lender;

(b)

promptly notify the Lender of any Encumbrance (except Permitted Encumbrances) asserted against the Collateral, including any attachment, levy, execution or other legal process levied against any of the Collateral, and of any information received  by the Borrower relating to the Collateral, including the Accounts, the account debtors, or other persons obligated in connection therewith, that may in any way adversely affect the value of the Collateral or the rights and remedies of the Lender with respect thereto;

(c)

promptly notify the Lender when it obtains knowledge of actual or imminent bankruptcy or other insolvency proceeding of any account debtor or issuer of Securities;

(d)

deliver to the Lender, as the Lender may from time to time request, delivery receipts, customers’ purchase orders, shipping instructions, bills of lading and any other evidence of shipping arrangements;

(e)

concurrently with the reports required to be furnished under subsection (a), and immediately if material in amount, notify the Lender of any return or adjustment, rejection, repossession, or loss or damage of or to merchandise represented by Accounts or constituting Inventory and of any credit, adjustment or dispute arising in connection with the goods or services represented by Accounts or constituting Inventory; and

The Borrower authorizes the Lender to destroy all invoices, delivery receipts, reports and other types of documents and records submitted to the Lender in connection with the transactions contemplated herein at any time subsequent to 12 months from the time such items are delivered to the Lender.

Section 5.  Lender’s Rights and Remedies in General.

(a)

So long as any Event of Default shall have occurred and is continuing:

(i)  the Lender may, at its option, without notice or demand, cause all of the Obligations to become immediately due and payable and take immediate possession of the Collateral, and for that purpose the Lender may, so far as the Borrower can give authority therefor, enter upon any premises on which any of the Collateral is situated and remove the same therefrom or remain on such premises and in possession of such Collateral for purposes of conducting a sale or enforcing the rights of the Lender;

(ii)  The Borrower will, upon demand, assemble the Collateral and make it available to the Lender at a place and time designated by the Lender that is reasonably convenient to both parties, and Lender shall, upon application to a court of equity having jurisdiction, be entitled to a decree requiring specific performance by the Borrower of such obligation;

(iii)  the Lender may collect and receive all income and Proceeds in respect of any Collateral and exercise all rights of the Borrower with respect thereto, including without limitation the right to exercise all voting and corporate rights at any meeting of the shareholders of the issuer of any Securities and to exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Securities as if the Lender were the absolute owner thereof, including the right to exchange, at its discretion, any and all of any Securities upon the merger, consolidation,  reorganization, recapitalization or other readjustment of the issuer thereof, all without liability except to account for property actually received (but the Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing);

(iv)  the Lender may sell, lease or otherwise dispose of any Collateral at a public or private sale, with or without having such Collateral at the place of sale, and upon such terms and in such manner as the Lender may determine, and the Lender may purchase any Collateral at any such sale.  Unless such Collateral threatens to decline rapidly in value or is of the type customarily sold on a recognized market, the Lender shall send to the Borrower owning such Collateral prior written notice (which, if given within five days of any sale, shall be deemed to be reasonable) of the time and place of any public sale of such Collateral or of the time after which any private sale or other disposition thereof is to be made.  The Borrower agrees that upon any such sale such Collateral shall be held by the purchaser free from all claims or rights of every kind and nature, including any equity of redemption or similar rights, and all such equity of redemption and similar rights are hereby expressly waived and released by the Borrower.  In the event any consent, approval or authorization of any governmental agency is necessary to effectuate any such sale, the Borrower shall execute all applications or other instruments as may be required; and

(v)  in any jurisdiction where the enforcement of its rights hereunder is sought, the Lender shall have, in addition to all other rights and remedies, the rights and remedies of a Lender under the Uniform Commercial Code and other applicable law, including without limitation the rights and remedies under the Federal Assignment of Claims Act to the extent such act is applicable to the Collateral.

(b)

The Lender may perform any covenant or agreement of the Borrower contained herein that the Borrower has failed to perform and in so doing the Lender may expend such sums as it may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any taxes or insurance premiums, payment to obtain a release of an Encumbrance or potential Encumbrance, expenditures made in defending against any adverse claim and all other expenditures which the Lender may make for the protection of any Collateral or which it may be compelled to make by operation of law.  All such sums and amounts so expended shall be repaid by the Borrower upon demand, shall constitute additional Obligations and shall bear interest from the date said amounts are expended at the rate per annum provided in the Loan Agreement after the occurrence of an Event of Default.  No such performance of any covenant or agreement by the Lender on behalf of the Borrower, and no such advance or expenditure therefor, shall relieve the Borrower of any Event of Default under the terms of this Agreement or the other Loan Documents.

(c)

Prior to any disposition of Collateral pursuant to this Agreement the Lender may, at its option, cause any of the Collateral to be repaired or reconditioned (but not upgraded unless mutually agreed) in such manner and to such extent as to make it saleable.

(d)

The Lender is hereby granted a license or other right to use, without charge, the Borrower’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, relating to the Collateral, in completing production of, advertising for sale and selling any Collateral; and the Borrower’s rights under all licenses and all franchise agreements shall inure to the Lender’s benefit.

(e)

The Lender shall be entitled to retain and to apply any cash held by Lender as Collateral, and the Proceeds of any disposition of the Collateral, first, to its reasonable expenses of retaking, holding, protecting and maintaining, and preparing for disposition and disposing of, the Collateral, including attorneys’ fees and other legal expenses, commissions, taxes of such sale or other reasonable expenses incurred by it in connection therewith; and second, to the payment of the Obligations in such order of priority as the Lender shall determine.  Any surplus remaining after such application shall be paid to the Borrower or to whomever may be legally entitled thereto, provided that in no event shall the Borrower be credited with any part of the Proceeds of the disposition of the Collateral until such Proceeds shall have been received in cash by the Lender.  The Borrower shall remain liable for any deficiency.

(f)

The Borrower hereby appoints the Lender and each of the Lender’s designees or agents as attorney-in-fact of the Borrower, irrevocably and with power of substitution, with full authority in the name of the Borrower, the Lender or otherwise, for sole use and benefit of the Lender, but at the Borrower’s expense, so long as an Event of Default is continuing, to take any and all of the actions specified above in this Section and elsewhere in this Agreement.  This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Obligations remain outstanding.

Section 6.  Lender’s Rights and Remedies with Respect to Collateral.  The Lender may, at its option, at any time and from time to time after the occurrence and during the continuance of an Event of Default, without notice to or demand on the Borrower, take the following actions with respect to the Collateral:

with respect to any Collateral (i) make, adjust and settle claims under any insurance policy related thereto and place and pay for appropriate insurance thereon; (ii) discharge taxes and other Encumbrances at any time levied or placed thereon; (iii) make repairs or provide maintenance with respect thereto; and (iv) pay any necessary filing fees and any taxes arising as a consequence of any such filing.  The Lender shall have no obligation to make any such expenditures nor shall the making thereof relieve the Borrower of its obligation to make such expenditures; and

Section 7.  Set-off Rights.  Regardless of the adequacy of any Collateral or any other means of obtaining repayment for any Obligations, the Lender may at any time and from time to time, without notice to the Borrower or any other Borrower (any such notice being expressly waived by the Borrower) and to the fullest extent permitted by law, set off and apply any and all sums credited by or due from the Lender to the Borrower or subject to withdrawal by the Borrower and any other property and securities at any time in the possession or control of the Lender against any Obligations, if the Lender shall have made any demand for such Obligations and if  such Obligations are due and payable.

Section 8.  Waivers.  The Borrower waives presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of any loans made, credit or other extensions granted, Collateral received or delivered and any other action taken in reliance hereon and all other demands and notices of any description, except for such demands and notices as are expressly required to be provided to the Borrower under this Agreement or any other document evidencing the Obligations.  The Borrower waives, to the full extent permitted by law, the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale or disposition of any of the Collateral.  With respect to both the Obligations and any Collateral, the Borrower assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Lender may deem advisable.  The Lender may exercise its rights with respect to any Collateral without resorting, or regard, to other collateral or sources of reimbursement for Obligations.  The Lender shall not be deemed to have waived any of its rights with respect to the Obligations or the Collateral unless such waiver is in writing and signed by the Lender.  No delay or omission on the part of the Lender in exercising any right and no course of dealing shall operate as a waiver of such right or any other right.  A waiver on any one occasion shall not bar or waive the exercise of any right on any future occasion.  All rights and remedies of the Lender in the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, are cumulative and not exclusive of any remedies provided by law or any other agreement, and may be exercised separately or concurrently.

Section 9.  Expenses.  The Borrower shall, on demand, pay or reimburse the Lender for all reasonable expenses (including attorneys’ fees and disbursements of outside counsel and allocation costs of in-house counsel) incurred or paid by the Lender in connection with the preparation, negotiation and closing, and the administration or enforcement, of this Agreement, its on-site periodic examinations of the Collateral and any other amounts permitted to be expended by the Lender hereunder, including without limitation such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, priority and value of any Security Interest created hereby, the collection, sale or other disposition of any of the Collateral or the exercise by the Lender of any of the rights conferred upon it hereunder.  The obligation to pay any such amount shall be an additional Obligation secured hereby and each such amount shall bear interest from the time of demand at the rate per annum equal to the rate of interest set forth in the Loan Agreement.

Section 10.  Notices.  Any demand upon or notice to the Borrower that the Lender may give shall be in writing and shall be effective when delivered by hand or sent by telex, answerback received, or by electronic facsimile transmission, or on the first Business Day after delivery to any overnight delivery service, freight pre-paid, or three days after being deposited in the U.S. mails, postage pre-paid, in each case addressed to the Borrower at the address shown above or as it appears on the books and records of the Lender.  Demands or notices addressed to any other address at which the Lender customarily communicates with the Borrower also shall be effective.  Any notice by the Borrower to the Lender shall be in writing and shall be given as aforesaid, addressed to the Lender at the address shown at the beginning of this Agreement or such other address as the Lender may advise the Borrower in writing.

Section 11.  Joinder. The Borrower agrees that from time to time in the event that it shall acquire or form any wholly owned Subsidiary, it shall cause such Subsidiary to execute and deliver a counterpart of this Agreement, and that upon such execution and delivery, this Agreement shall become the binding obligation of such Subsidiary and shall create a valid and continuing lien on and security interest in the Collateral of such Subsidiary.

Section 12.  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Borrower, its respective successors and assigns, and shall be binding upon and inure to the benefit of and be enforceable by the Lender and its successors and assigns; provided that the Borrower may not assign or transfer its rights or obligations hereunder.

Section 13.  Security Interest Absolute.  All rights of Lender and the assignment and security interest hereunder, and all obligations of the Borrower hereunder, shall be absolute and unconditional, irrespective of:

(a)

Lack of Validity of Loan Agreements.  Any lack of validity, regularity, or enforceability of the Loan Agreements, or any other Loan Documents or instrument relating thereto;

(b)

Change in Obligations.  Any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreements or any other Loan Documents, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or otherwise;

(c)

Acceptance of Other Collateral.  Any taking, exchange, release, or nonperfection of any other collateral, or any taking, release, or amendment or waiver of or consent to a departure from any guaranty, for all or any of the Obligations;

(d)

Application of Collateral.  Any manner of application of Collateral, or proceeds thereof, to all or any of the Obligations. or any manner of sale or other disposition of any Collateral for all or any of the Obligations or any other assets of the Borrower;

(e)

Corporate Restrictions.  Any change, restructuring, or termination of the corporate structure or existence of the Borrower; or

(f)

Other Defenses.  Any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower of a security interest.

Section 14.  Governing Law.  THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF CALIFORNIA AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).  THE BORROWER CONSENTS TO THE JURISDICTION OF ANY OF THE FEDERAL OR STATE COURTS LOCATED IN THE STATE OF CALIFORNIA IN CONNECTION WITH ANY ACTION TO ENFORCE THE RIGHTS OF THE LENDER UNDER THIS AGREEMENT.  THE BORROWER IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION BROUGHT IN THE COURTS REFERRED TO IN THE PRECEDING SENTENCE AND HEREBY IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH ACTION THAT SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Section 15.  Waiver of Jury Trial.  THE BORROWER AND THE LENDER HEREBY WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.  EXCEPT AS PROHIBITED BY LAW, THE BORROWER AND THE LENDER EACH HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  EACH OBLIGOR (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (b) ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BECAUSE OF, AMONG OTHER THINGS, SUCH BORROWER’S WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

Section 16.  General.  This Agreement may not be amended or modified except by a writing signed by each of the Borrower and the Lender.  This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.  Section headings are for convenience of reference only and are not a part of this Agreement.  In the event that any Collateral or any deposit or other sum due from or credited by the Lender is held or stands in the name of the Borrower and another or others jointly, the Lender may deal with the same for all purposes as if it belonged to or stood in the name of the Borrower alone.

Section 17.  Release.  Except for payment in full of the Obligations, nothing in this Agreement will relieve the Borrower from the performance of any term, covenant, condition, or agreement on the Borrower’s part to be performed or observed under or in respect of any of the Collateral, or impose any obligation on the Lender to perform or observe any such term, covenant, condition or agreement on the Borrower’s part to be so performed or observed, or will impose any liability on the Lender for nay act or omission on the part of the Borrower relating thereto, or for any breach of any representation or warranty on the part of the Borrower contained in this Agreement or any other Loan Document, or in respect of the Collateral or made in connection herewith or therewith.  The obligations of the Borrower contained in this section will survive the termination of this Agreement and the discharge of the Borrower’s other obligations hereunder, or under the Loan Agreement or under any other Loan Document.

Section 18.  Amendment of Loan Documents.  This Agreement secures the payment and performance of the Borrower pursuant to the Loan Agreement, any promissory notes executed in connection therewith, and all other Loan Documents, as such Loan Documents may be amended from time to time.

Section 19.  Termination.  Upon payment in full of the Obligations, Lender shall, at  the Borrower's expense, execute such documents, instruments and financing statements as may be necessary to effectuate release of Lender’s lien, and that Lender shall transfer any Collateral registered in its name back into name of the Borrower

IN WITNESS WHEREOF, the Borrower has caused this Agreement to be duly executed as an instrument under seal as of the date first written above.

BORROWER:

BLUE EARTH, INC.

By:  /S/ Johnny R. Thomas

Name: John R. Thomas, CEO

LENDER:

By:   /S/ Laired Q. Cagan

LAIRD Q. CAGAN

SCHEDULE A

Promissory Note Dated May 4, 2012 in the Amount of	$ 55,000
Promissory Note Dated July 10, 2012 in the Amount of	$ 100,000
Promissory Note Dated October 30, 2012 in the Amount of	$ 800,000
Promissory Note Dated December 12, 2012 in the Amount of	$ 650,000
Total	$ 1,605,000

SCHEDULE 3.1(b)

Locations

Borrower’s Chief Executive Office

2298 Horizon Ridge Parkway

Suite 205

Henderson, NV 89052

Borrower’s Other Locations for Collateral

XL Biofuels

96400 70th Avenue

Thermal, CA 92274

Lifetime Harvesting

80480 Buchanan Street

Thermal, CA 92274

Orange Center Elementary School

3530 S. Cherry Ave.

Fresno, CA 93706

1603 1605 Zenos

Holtville, CA 92250

52500 Van Buren Street

Coachella, CA 92236

3190 E. Miraloma Avenue

Anaheim, CA 92806

SCHEDULE 3.4

Other UCC Filings

Financing statements in favor of secured parties other than the Lender have been filed in the Uniform Commercial Code filing offices in the jurisdictions and real estate recording offices identified below:

Filing No.	Date	Filing Office	Secured Party	Borrower	Collateral
None